UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22252

Name of Fund:    BlackRock Fixed Income Value Opportunities

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Fixed Income Value Opportunities, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2014

Date of reporting period: 06/30/2014

Item 1 – Report to Stockholders

JUNE 30, 2014

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Fixed Income Value Opportunities

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

2	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2014

Shareholder Letter

Dear Shareholder,

The latter half of 2013 was a strong period for equities and other risk assets such as high yield bonds, despite the mixed tone of economic and financial news and uncertainty as to when and by how much the U.S. Federal Reserve (the “Fed”) would begin to gradually reduce (or “taper”) its asset purchase programs. Stock markets rallied in September when the Fed defied investors’ expectations with its decision to delay tapering. The momentum was soon disrupted, however, when political brinksmanship over decisions relating to the U.S. debt ceiling led to a partial government shutdown, roiling financial markets broadly until a compromise was struck in mid-October. The remainder of 2013 was generally positive for developed market stocks, while fixed income and emerging market investments struggled as Fed tapering became increasingly imminent. When the central bank ultimately announced its tapering plans in mid-December, equity investors reacted positively, as this action signaled the Fed’s perception of real improvement in the economy.

Financial markets continued to move higher in the first half of 2014 despite the gradual pull back in Fed stimulus. The year got off to a rocky start, however. A number of emerging economies showed signs of stress due to currency weakness, debt problems and uneven growth rates, while facing the broader headwind of diminishing global liquidity. Heightened risks in emerging markets combined with disappointing U.S. economic data caused equities to decline in January while bond markets found renewed strength from investors seeking relatively safer assets.

Although these headwinds persisted, equities were back on the rise in February as investors were encouraged by a one-year extension of the U.S. debt ceiling and market-friendly comments from the new Fed Chairwoman, Janet Yellen. While it was clear that U.S. economic data had softened, investors were assuaged by increasing evidence that the trend was temporary and weather-related, and continued to take on risk given expectations that growth would pick up later in the year.

In the months that followed, interest rates trended lower and bond prices climbed higher in the modest growth environment. Financial markets exhibited a remarkably low level of volatility despite rising geopolitical risks and mixed global economic data. Tensions in Russia and Ukraine and signs of decelerating growth in China caused some turbulence, but markets were resilient as investors focused on better U.S. economic data, stronger corporate earnings and increased merger-and-acquisition activity. Additionally, investors were comforted by comments from the Fed offering reassurance that no changes to short-term interest rates were on the horizon. Equity investors shifted from growth to value stocks as the strong performance of growth stocks in 2013 had pushed valuations higher in many of these sectors. More broadly, the strongest performers of 2013 struggled most in 2014, and vice versa. Emerging markets particularly benefited from this rotation into cheaper valuations. For investors in these markets, technical factors overshadowed the risks and emerging market investments surged even as a military coup in Thailand was added to the growing list of geopolitical issues in May.

Escalating violence in Iraq pushed oil prices sharply higher in June, causing a brief dip in stock markets around the world as investors were reminded of the broader risk that instability in the Middle East and North Africa poses to global oil production, although oil prices retreated later in the month. Improving U.S. data and a steady stream of mergers and acquisitions again took center stage and equities quickly resumed their upward course. Additionally, global investors were encouraged by aggressive measures taken by the European Central Bank to combat the uncomfortably low level of inflation in the eurozone, while the Fed continued to maintain a dovish stance.

All told, the riskier asset classes strongly outperformed higher quality investments for the 12-month period ended June 30. Nonetheless, most fixed income assets performed surprisingly well in the first half of 2014 even as the Fed reduced its open-market bond purchases. U.S. large cap stocks were the strongest performers in both the six- and 12-month periods, while small cap stocks lagged in the last six months given higher valuations resulting from their strong performance in 2013. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Asset prices pushed higher over the period despite modest global growth, geopolitical risks and a shift toward tighter U.S. monetary policy.

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	7.14%	24.61%
U.S. small cap equities (Russell 2000® Index)	3.19	23.64
International equities (MSCI Europe, Australasia, Far East Index)	4.78	23.57
Emerging market equities (MSCI Emerging Markets Index)	6.14	14.31
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.02	0.05
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	6.13	2.84
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	3.93	4.37
Tax-exempt municipal bonds (S&P Municipal Bond Index)	6.07	6.08
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	5.46	11.72

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Trust Summary as of June 30, 2014

Trust Overview

BlackRock Fixed Income Value Opportunities’ (the “Trust”) primary investment objective is to seek to provide high current income, with a secondary objective of capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, substantially all of its total assets in a portfolio of loan and debt instruments and loan-related and debt-related instruments.

The Trust is scheduled to terminate on or before December 31, 2014 pursuant to the Trust’s agreement and declaration of trust. Pursuant to the Plan of Liquidation and Dissolution of the Trust, the Trust commenced the process of liquidation in preparation for the Trust’s anticipated termination and final liquidating distribution of assets on or before December 31, 2014. The Plan may cause the Trust to increase its cash holdings and deviate from its investment objectives, strategies and policies. See Note 1 of the Notes to Financial Statements for additional information.

No assurance can be given that the Trust’s investment objective will be achieved.

Portfolio Management Commentary

How did the Trust perform?

•

For the six-month period ended June 30, 2014, the Trust returned 2.16% based on net asset value (“NAV”). For the same period, the closed-end Lipper General Bond Funds category posted an average total return of 7.97% based on NAV. All returns reflect reinvestment of dividends.

What factors influenced performance?

•

The Trust’s allocations to securitized assets contributed positively to performance. The leading contributor was an allocation to non-agency residential mortgage-backed securities (“MBS”), which benefited from strong demand given the gradually improving housing market and investors’ continued search for yield amid lower volatility in U.S. interest rates. The Trust also benefited from exposure to commercial mortgage-backed securities (“CMBS”), which performed well against the generally benign backdrop in the commercial real estate market. Additionally, positions in corporate credit, including investment grade bonds and high yield debt, had a positive impact on performance, as did exposure to asset-backed securities (“ABS”), which benefited from favorable market fundamentals with demand outpacing supply.

•

The Trust is scheduled to mature on or about December 31, 2014 and thus holds securities that will mature close to that date. As rates declined more on the long end of the yield curve, the Trust’s shorter maturity profile was a disadvantage in comparison to its Lipper category peers that typically hold longer-dated issues.

Describe recent portfolio activity.

•

In March, the Trust announced the expiration of its annual repurchase offer, under which the Trust offered to repurchase 25% of its outstanding common shares. The Trust was also permitted to accept an additional amount of common shares up to two percent of the Trust’s outstanding common shares. In the aggregate, the Trust’s shareholders validly tendered approximately 27% of the outstanding shares.

Describe portfolio positioning at period end.

•

The Trust ended the period allocated most heavily toward CMBS and non-agency residential MBS, while also maintaining exposures to investment grade credit, high yield debt and ABS. The Trust’s duration was kept below one year, standing at 0.96 years at period end.

4	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2014

Trust Information

Initial Offering Date	February 27, 2009
Approximate Termination Date	December 31, 2014
Current Distribution Rate on Net Asset Value as of June 30, 2014 ($585.08)[1]	53.73%
Current Quarterly Distribution per share[2]	$78.59
Current Annualized Distribution per share[2]	$314.36

[1]

Current distribution rate on net asset value is calculated by dividing the current annualized distribution per share by the net asset value. The current distribution rate consists of income (including liquidating distributions), net realized gains and/or a return of capital. See financial highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

[2]	The distribution is not constant and is subject to change.

Net Asset Value Per Share Summary
	6/30/14	12/31/13	Change	High	Low
Net Asset Value	$585.08	$672.30	(12.97)%	$682.61	$584.74

Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Portfolio Composition	6/30/14	12/31/13
Non-Agency Mortgage- Backed Securities	77%	64%
Corporate Bonds	16	29
Asset-Backed Securities	6	5
Common Stocks	1	—
Floating Rate Loan Interests	—	2

Credit Quality Allocation[3]	6/30/14	12/31/13
AAA/Aaa	37%	38%
AA/Aa	2	—
A	3	16
BBB/Baa	17	15
BB/Ba	4	5
B	2	2
CCC/Caa	24	15
CC/Ca	—	5
D	10	2
N/R	1	2

[3]

For financial reporting puposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/ Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2014	5

The Benefits and Risks of Leveraging

The Trust may utilize leverage to seek to enhance its yield and NAV. However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which will be based on short-term interest rates, will normally be lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trust’s shareholders will benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Trust’s financing cost of leverage is significantly lower than the income earned on the Trust’s longer-term investments acquired from such leverage proceeds, and therefore the Trust’s Shareholders are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trust’s return on assets purchased with leverage proceeds, income to shareholders will be lower than if the Trust had not used leverage. Furthermore, the value of the Trust’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Trust’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trust’s NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Trust’s intended leveraging strategy will be successful.

Leverage also will generally cause greater changes in the Trust’s NAVs, market prices and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the net asset value and market price of a Trust’s shares than if the Trust were not leveraged. In addition, the Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit the Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. The Trust will incur expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shares.

The Trust may utilize leverage through reverse repurchase agreements as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Trust is permitted to issue debt up to 33 1/3% of their total managed assets. The Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having values not less than the value of the Trust’s obligations under the reverse repurchase agreement (including accrued interest), then such transaction will not be considered a senior security and will not be subject to the foregoing limitations and requirements under the 1940 Act.

Derivative Financial Instruments

The Trust may invest in various derivative financial instruments, including forward foreign currency exchange contracts and swaps, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, credit and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Trust’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Trust can realize on an investment, may result in lower dividends paid to shareholders and/or may cause the Trust to hold an investment that it might otherwise sell. The Trust’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

6	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2014

Schedule of Investments June 30, 2014 (Unaudited)	(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
Countrywide Asset-Backed Certificates:
Series 2005-17, Class 1AF2, 5.09%, 5/25/36 (a)	USD	766	$868,549
Series 2007-BC2, Class 2A2 0.33%, 6/25/37 (a)		533	526,506
DT Auto Owner Trust, Series 2011-3A, Class D, 5.83%, 3/15/18 (b)		1,101	1,115,748
Motor PLC, Series 12A, Class A1C, 1.29%, 2/25/20 (b)		134	134,504
Santander Drive Auto Receivables Trust, Series 2012-1, Class C, 3.78%, 11/15/17		800	821,256
Structured Asset Securities Corp., Series 2007-BC4,Class A3, 0.40%, 11/25/37 (a)		552	538,073
Total Asset-Backed Securities — 5.0%			4,004,636

Common Stocks	Shares
Media — 0.6%
Cengage Learning Acquisitions, Inc. (c)		14,478	506,730
Paper & Forest Products — 0.5%
NewPage Corp.		5,200	390,000
Total Common Stocks — 1.1%			896,730

Corporate Bonds	Par (000)
Airlines — 2.4%
U.S. Airways Pass-Through Trust:
Series 2011-1, Class C, 10.88%, 10/22/14	USD	303	311,016
Series 2012-1, Class C, 9.13%, 10/01/15		676	718,718
United Airlines, Inc., 6.75%, 9/15/15 (b)		900	907,875

			1,937,609
Banks — 1.5%
CIT Group, Inc., 4.75%, 2/15/15 (b)		1,137	1,159,740
Capital Markets — 2.0%
The Goldman Sachs Group, Inc.:
5.13%, 1/15/15		270	276,453
3.30%, 5/03/15		1,265	1,293,096

			1,569,549
Consumer Finance — 1.5%
Ford Motor Credit Co. LLC, 2.75%, 5/15/15		1,200	1,223,039
Energy Equipment & Services — 0.7%
Transocean, Inc.:
4.95%, 11/15/15		395	416,473
5.05%, 12/15/16		70	76,042
6.00%, 3/15/18		90	101,658

			594,173
Health Care Providers & Services — 0.5%
HCA, Inc., 7.25%, 9/15/20		360	385,650

Corporate Bonds	Par (000)		Value
Metals & Mining — 1.6%
Glencore Finance Canada Ltd., 2.85%, 11/10/14 (b)	USD	1,225	$1,232,020
Multi-Utilities — 3.2%
Dominion Resources, Inc., 8.88%, 1/15/19		2,000	2,567,354
Paper & Forest Products — 0.0%
NewPage Corp., 11.38%, 12/31/14 (d)		1,199	—
Road & Rail — 1.7%
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.13%, 5/11/15 (b)		1,291	1,319,086
Total Corporate Bonds — 15.1%			11,988,220

Floating Rate Loan Interests (a)
Health Care Providers & Services — 0.2%
CHS/Community Health Systems, Inc., 2017 Term E Loan, 3.48%, 1/25/17		151	151,387
Media — 0.0%
Cengage Learning Acquisitions, Inc. (Thomson Learning), Tranche 1 Incremental Term Loan, 9.50%, 7/03/14		957	10
Total Floating Rate Loan Interests — 0.2%			151,397

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 31.8%
Adjustable Rate Mortgage Trust, Series 2007-1, Class 3A21, 3.16%, 3/25/37 (a)		9	8,505
Banc of America Funding Corp., Series 2006-E, Class 2A1, 2.67%, 6/20/36 (a)		2,182	1,844,755
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-6, Class 2A1, 2.42%, 8/25/35 (a)		8,134	6,686,676
Bear Stearns Alt-A Trust, Series 2005-4, Class 21A1, 2.64%, 5/25/35 (a)		3,997	3,401,386
Chase Mortgage Finance Corp., Series 2005-A1, Class 2A1, 2.52%, 12/25/35 (a)		4,413	4,070,401
Countrywide Alternative Loan Trust:
Series 2005-21CB, Class A3, 5.25%, 6/25/35		1,429	1,316,573
Series 2005-23CB, Class A15, 5.50%, 7/25/35		1,342	1,307,436
Series 2005-86CB, Class A8, 5.50%, 2/25/36		2,397	2,271,377
Series 2006-24CB, Class A23, 6.00%, 6/25/36		1,413	1,259,568
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2007-17, Class 1A1, 6.00%, 10/25/37		1,830	1,779,177
Impac CMB Trust, Series 2004-7, Class 1A1, 0.89%, 11/25/34 (a)		530	509,722
JPMorgan Alternative Loan Trust, Series 2006-S1, Class 3A2, 0.42%, 3/25/36 (a)		1,054	908,624

			25,364,200

Portfolio Abbreviations

GBP	British Pound	USD	U.S. Dollar
OTC	Over-the-counter

See Notes to Financial Statements.

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2014	7

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities — 39.8%
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class ASB, 5.90%, 12/10/49 (a)	US	D 2,796	$2,814,538
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class ASB, 5.28%, 12/11/49		3,936	4,060,115
Commercial Mortgage Pass-Through Certificates, Series 2007-C9, Class AAB, 5.99%, 12/10/49 (a)		3,832	3,855,598
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A2, 5.38%, 3/10/39		277	281,157
GS Mortgage Securities Trust:
Series 2006-GG6, Class A2, 5.51%, 4/10/38 (a)		30	30,408
Series 2006-GG6, Class AAB, 5.59%, 4/10/38 (a)		1,497	1,523,565
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2006-CB15, Class ASB, 5.79%, 6/12/43 (a)		3,056	3,144,258
Series 2007-CB18, Class A4, 5.44%, 6/12/47		3,647	3,977,942
Series 2007-LD11, Class A2, 5.80%, 6/15/49 (a)		803	802,814
Series 2007-LD11, Class ASB, 5.99%, 6/15/49 (a)		4,077	4,317,579
LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class A2, 5.30%, 11/15/38		1,408	1,452,889
Morgan Stanley Capital I, Inc., Series 2007-IQ15, Class A4, 6.11%, 6/11/49 (a)		4,850	5,367,655
Windermere PLC, Series XI-X, Class A, 0.80%, 4/24/17 (a)		18	31,279

			31,659,797
Total Non-Agency Mortgage-Backed Securities —71.6%			57,023,997

Warrants	Shares	Value
Media — 0.0%
HMH Holdings, Inc. (Education Media) (Expires 6/22/19) (e)	686	$2,589
Total Long-Term Investments (Cost — $61,975,087) — 93.0%		74,067,569

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (f)(g)	4,067,856	4,067,856
Total Short-Term Securities (Cost — $4,067,856) — 5.1%		4,067,856
Total Investments (Cost — $66,042,943) — 98.1%		78,135,425
Other Assets Less Liabilities — 1.9%		1,523,990

Net Assets — 100.0%		$79,659,415

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.
(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	Non-income producing security.
(d)	Issuer filed for bankruptcy and/or is in default of interest payments.
(e)	Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.
(f)	Investments in issuers considered to be an affiliate of the Trust during the six months ended June 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2013	Net Activity	Shares Held at June 30, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	964,593	3,103,263	4,067,856	$1,089

(g)	Represents the current yield as of report date.

See Notes to Financial Statements.

8	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2014

Schedule of Investments (continued)

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Forward foreign currency exchange contracts outstanding as of June 30, 2014 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
USD	1,641,343	GBP	977,000	Barclays Bank PLC	7/23/14	$(30,367)

•	OTC credit default swaps – buy protection outstanding as of June 30, 2014 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid	Unrealized Depreciation
R.R. Donnelley & Sons Co.	1.00%	Citibank N.A.	9/20/14	USD	1,000	$(2,056)	$95,961	$(98,017)

•

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 – other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unob servable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$4,004,636	—	$4,004,636
Common Stocks	506,730	—	$390,000	896,730
Corporate Bonds	—	11,988,220	—	11,988,220
Floating Rate Loan Interests	—	151,387	10	151,397
Non-Agency Mortgage-Backed Securities	—	57,023,997	—	57,023,997
Warrants	—	2,589	—	2,589
Short-Term Securities	$4,067,856	—	—	4,067,856
Total	$4,574,586	$73,170,829	$390,010	$78,135,425

See Notes to Financial Statements.

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2014	9

Schedule of Investments (concluded)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Credit contracts	—	$(98,017)	—	$(98,017)
Foreign currency exchange contracts	—	(30,367)	—	(30,367)
Total	—	$(128,384)	—	$(128,384)

[1]    Derivative financial instruments are swaps and forward foreign currency exchange contracts. Swaps and forward foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

The Trust may hold assets in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2014, foreign currency at value of $411,693 is categorized as Level 1 within the disclosure hierarchy.

There were no transfers between levels during the six months ended June 30, 2014.

See Notes to Financial Statements.

10	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2014

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments at value — unaffiliated (cost — $61,975,087)	$74,067,569
Investments at value — affiliated (cost — $4,067,856)	4,067,856
Foreign currency at value (cost — $404,365)	411,693
Investments sold receivable	1,277,007
Swap premiums paid	95,961
Interest receivable	413,943
Dividends receivable — affiliated	325
Prepaid expenses	1,495

Total assets	80,335,849

Liabilities
Investments purchased payable	256,889
Trail commissions payable	144,243
Unrealized depreciation on OTC swaps	98,017
Unrealized depreciation on foreign currency exchange contracts	30,367
Investment advisory fees payable	93,098
Service fees payable	18,503
Officer’s and Trustees’ fees payable	1,845
Other accrued expenses payable	33,472

Total liabilities	676,434

Net Assets	$79,659,415

Net Assets Consist of
Paid-in capital	$83,096,089
Distributions in excess of net investment income	(18,886,231)
Accumulated net realized gain	3,473,619
Net unrealized appreciation/depreciation	11,975,938

Net Assets	$79,659,415

Net Asset Value
Based on net assets of $79,659,415 and 136,152 shares outstanding, unlimited number of shares authorized, $0.001 par value	$585.08

See Notes to Financial Statements.

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2014	11

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Investment Income
Interest	$5,046,600
Dividends — unaffiliated	4,027
Dividends — affiliated	1,089

Total income	5,051,716

Expenses
Investment advisory	654,714
Service	130,924
Printing	25,065
Professional	24,363
Administration	16,478
Transfer agent	13,874
Officer and Trustees	3,667
Custodian	2,777
Miscellaneous	11,226

Total expenses excluding interest expense	883,088
Interest expense	138

Total expenses	883,226
Less fees waived by Manager	(2,740)

Total expenses after fees waived	880,486

Net investment income	4,171,230

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	3,573,099
Swaps	(5,056)
Foreign currency transactions	(94,382)

3,473,661

Net change in unrealized appreciation/depreciation on:
Investments	(5,424,830)
Swaps	4,730
Foreign currency translations	48,380

(5,371,720)

Total realized and unrealized loss	(1,898,059)

Net Increase in Net Assets Resulting from Operations	$2,273,171

See Notes to Financial Statements.

12	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2014

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

Operations
Net investment income	$4,171,230	$12,224,869
Net realized gain	3,473,661	1,824,431
Net change in unrealized appreciation/depreciation	(5,371,720)	(11,875,845)

Net increase in net assets resulting from operations	2,273,171	2,173,455

Distributions to Shareholders From
Net investment income	(13,763,632)[1]	(67,255,205)[1]

Capital Share Transactions
Net decrease in net assets derived from repurchases of shares including offering costs credited/charged to capital	(30,913,945)	(47,968,024)

Net Assets
Total decrease in net assets	(42,404,406)	(113,049,774)
Beginning of period	122,063,821	235,113,595

End of period	$79,659,415	$122,063,821

Distributions in excess of net investment income, end of period	$(18,886,231)	$(9,293,829)

[1]	Liquidating distribution. See Note 7 of the Notes to Financial Statements for details of liquidating distributions.

See Notes to Financial Statements.

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2014	13

Financial Highlights

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31,				Period February 27, 2009[1] to December 31, 2009
		2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$672.30	$1,032.55	$1,063.69	$1,165.81	$1,185.43	$1,000.00 [2]

Net investment income[3]	26.57	63.61	64.05	70.23	91.12	80.15
Net realized and unrealized gain (loss)	(13.07)	(53.75)	7.35	(64.15)	30.27	239.55

Net increase from investment operations	13.50	9.86	71.40	6.08	121.39	319.70

Dividends and distributions from:
Net investment income	(101.09)[4]	(370.43)[4]	(96.44)[5]	(83.77)[5]	(99.20)[5]	(82.27)[5]
Net realized gain	—	—	(5.56)[5]	(23.73)[5]	(41.80)[5]	(37.98)[5]
Return of capital	—	—	—	—	—	(0.25)[5]

Total dividends and distributions	(101.09)	(370.43)	(102.00)	(107.50)	(141.00)	(120.50)

Capital credits/charges with respect to issuance of shares	0.37	0.32	(0.54)	(0.70)	(0.01)	(13.77)[6]

Net asset value, end of period	$585.08	$672.30	$1,032.55	$1,063.69	$1,165.81	$1,185.43

Total Investment Return[7]
Based on net asset value	2.16%[8]	1.18%	6.82%	0.45%	10.43%	30.98%[8]

Ratios to Average Net Assets[9]
Total expenses	1.69%[10]	1.65%	1.68%	1.63%	2.26%	2.06%[10]

Total expenses after fees waived	1.68%[10]	1.64%	1.68%	1.62%	2.26%	2.05%[10]

Total expenses after fees waived and excluding interest expense	1.68%[10]	1.64%	1.67%	1.62%	1.81%	1.78%[10]

Net investment income	7.97%[10]	6.57%	5.98%	6.15%	7.41%	8.16%[10]

Supplemental Data
Net assets, end of period (000)	$79,659	$122,064	$235,114	$289,981	$356,882	$362,891

Borrowings outstanding, end of period (000)	—	—	—	—	$5,307	$95,951

Average borrowings outstanding, during the period (000)	$599	—	$3,771	$1,123	$55,016	$28,104

Portfolio turnover	1%	1%	13%	13%	18%	44%

Asset coverage, end of period per $1,000	—	—	—	—	$68,248	$4,782

[1]	Commencement of operations.

[2]	Net asset value, beginning of period, reflects a deduction of $25.64 per share sales charge from initial offering price of $1,025.64 per share.

[3]	Based on average shares outstanding.

[4]	Liquidating distribution. See Note 7 of the Notes to Financial Statements for details of liquidating distributions.

[5]	Determined in accordance with federal income tax regulations.

[6]	Includes $11.84 per share attributable to trail commissions treated as offering costs charged to paid-in-capital.

[7]	Where applicable, assumes the reinvestment of dividends and distributions.

[8]	Aggregate total investment return.

[9]	Excludes trail commissions treated as offering costs charged to paid-in capital.

[10]	Annualized.

See Notes to Financial Statements.

14	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2014

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock Fixed Income Value Opportunities (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a diversified, closed-end management investment company. The Trust is organized as a Delaware statutory trust.

The Trust is scheduled to terminate on or before December 31, 2014 pursuant to the Trust’s agreement and declaration of trust. On February 7, 2013, the Board approved the Plan of Liquidation and Dissolution (the “Plan”) of the Trust and the Trust commenced the process of liquidation in preparation for the Trust’s anticipated termination on or before December 31, 2014.

Under the Plan, the Trust continues to exist in order to liquidate the property of the Trust, discharge its liabilities and distribute remaining capital to shareholders and otherwise conduct its operations for purposes of effecting the complete liquidation and dissolution of the Trust in accordance with the Plan. The Trust may hold assets pending distribution in cash or cash equivalents. The Trust will make its final liquidating distribution of assets on or prior to December 31, 2014.

2. Significant Accounting Policies:

The Trust’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Trust:

Valuation: U.S. GAAP defines fair value as the price the Trust would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Trust for all financial instruments.

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Swap agreements are valued utilizing quotes received daily by the Trust’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the BlackRock Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee,

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2014	15

Notes to Financial Statements (continued)

or its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Trust’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board.

Foreign Currency: The Trust’s books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Trust’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Trust does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Trust reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., forward foreign currency exchange contracts and swaps) or certain borrowings (e.g. reverse repurchase transactions), that would be “senior securities” for 1940 Act purposes, the Trust may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Trust’s future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trust may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: The Trust declares and pays a liquidating distribution quarterly, which is made pursuant to the Trust’s Plan of Liquidation. Liquidating distributions typically represent a non-taxable return of investor capital. Consequently, investors should expect to see their cost basis of the Trust reduced by the amount of any liquidating distributions paid over time. To the extent an investor has received liquidating distributions in excess of his or her cost basis, additional liquidating distributions are typically classified as capital gains.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Trust’s financial statement disclosures.

16	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2014

Notes to Financial Statements (continued)

Other: Expenses directly related to the Trust are charged to the Trust. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Trust has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Trust may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Trust may have to subsequently reinvest the proceeds at lower interest rates. If the Trust has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Trust may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury.

Multiple Class Pass-Through Securities: The Trust may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, U.S. government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Trust may not fully recoup its initial investments in IOs.

Floating Rate Loan Interests: The Trust may invest in floating rate loan interests. The floating rate loan interests held by the Trust are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Trust may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Trust considers these investments to be investments in debt securities for purposes of its investment policies.

When the Trust purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Trust may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2014	17

Notes to Financial Statements (continued)

loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Trust upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Trust may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Trust may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Trust having a contractual relationship only with the lender, not with the borrower. The Trust will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Trust generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Trust may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Trust will assume the credit risk of both the borrower and the lender that is selling the Participation. The Trust’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Trust may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Trust having a direct contractual relationship with the borrower, and the Trust may enforce compliance by the borrower with the terms of the loan agreement.

Reverse Repurchase Agreements: The Trust may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Trust sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. During the term of the reverse repurchase agreement, the Trust continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Trust may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securitiesto be repurchased may decline below the repurchase price.

For financial reporting purposes, cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statement of Assets and Liabilities at face value including accrued interest. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by the Trust to the counterparties are recorded as a component of interest expense in the Statement of Operations. In periods of increased demand for the security, the Trust may receive a fee for use of the security by the counterparty, which may result in interest income to the Trust.

4. Derivative Financial Instruments:

The Trust engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Trust and/or to economically hedge its exposure to certain risks such as credit risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Forward Foreign Currency Exchange Contracts: The Trust enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Trust, help to manage the overall exposure to the currencies in which some of the investments held by the Trust are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Trust as an unrealized gain or loss. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Swaps: The Trust enters into swap agreements, in which the Trust and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Trust for OTC swaps are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC

18	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2014

Notes to Financial Statements (continued)

swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Trust enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Trust may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Trust will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Trust will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

The following is a summary of the Trust’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of June 30, 2014
		Value
	Statement of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities
Credit contracts	Swap premiums paid; Unrealized depreciation on OTC swaps	$95,961	$98,017
Foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	30,367
Total		$95,961	$128,384

The Effect of Derivative Financial Instruments in the Statement of Operations Six months Ended June 30, 2014
	Net Realized Gain (Loss) From	Net change in Unrealized Appreciation/Depreciation on
Foreign currency exchange contracts: Foreign currency transactions/translations	$(94,382)	$48,380
Credit contracts: Swaps	(5,056)	4,730

Total	$(99,438)	$53,110

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2014	19

Notes to Financial Statements (continued)

For the six months ended June 30, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

Forward foreign currency exchange contracts:
Average number of contracts - US dollars purchased	1
Average number of contracts - US dollars sold	1
Average US dollar amounts purchased	$2,172,801
Average US dollar amounts sold	$558,082
Credit default swaps:
Average number of contracts - buy protection	1
Average notional value - buy protection	$1,000,000

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Trust’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Trust.

In order to better define its contractual rights and to secure rights that will help the Trust mitigate its counterparty risk, the Trust may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Trust’s net assets decline by a stated percentage or the Trust fails to meet the terms of its ISDA Master Agreements. The result would cause the Trust to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trust and the counterparty.

Cash collateral that has been pledged to cover obligations of the Trust and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Trust, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Trust. Any additional required collateral is delivered to/pledged by the Trust on the next business day. Typically, the Trust and counterparties are not permitted to sell, repledge or use the collateral they receive. To the extent amounts due to the Trust from its counterparties are not fully collateralized, the Trust bears the risk of loss from counterparty non-performance. Likewise, to the extent a Trust has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, a Trust bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral.

For financial reporting purposes, the Trust does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

At June 30, 2014, the Trust’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	—	$30,367
Swaps-OTC[1]	$95,961	98,017

Total derivative assets and liabilities in the Statement of Assets and Liabilities	95,961	128,384

20	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2014

Notes to Financial Statements (continued)

	Assets	Liabilities
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$95,961	$128,384

[1]	Includes unrealized appreciation/depreciation on OTC swaps and swap premiums paid/received in the Statement of Assets and Liabilities.

The following table presents the Trust’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Trust as of June 30, 2014:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Citibank N.A.	$95,961	$(95,961)	—	—	—

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Barclays Bank PLC	$ 30,367	—	—	—	$30,367
Citibank N.A.	98,017	$(95,961)	—	—	2,056

Total	$128,384	$(95,961)	—	—	$32,423

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount payable due to the counterparty in the event of default.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays the Manager a monthly fee, at the annual rate of 1.25%, based on the average daily total assets (including any assets attributable to borrowings) minus the average sum of total liabilities (other than borrowings representing financial leverage).

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Trust pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Trust’s investment in other affiliated investment companies, if any. This amount is included in fees waived by Manager in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The Manager pays BFM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Trust to the Manager. Effective July 1, 2014, the sub-advisory agreement expired.

The Trust entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Trust’s Plan of Distribution, the Trust will pay over its life a monthly trail commission at an annual rate of 0.25% of the Trust’s daily net assets to BRIL, all or a portion of which may be reallowed to selling agents. As of June 30, 2014, the amount of the Trust’s trail commissions that has been estimated to be incurred over the life of the Trust is $3,835,938. Any changes in the estimated amounts will be recorded as an adjustment to paid-in capital in the period determined. For the six months ended June 30, 2014, the Trust recorded $(58,400) as an adjustment to paid-in capital for trail commissions, and paid trail commissions to BRIL of $143,675.

The Trust will also pay out of its assets ongoing compensation to BRIL on an annual basis, all or a portion of which may be reallowed to selling agents, in connection with the provision of ongoing shareholder services in an amount equal to 0.25% of the net asset value of shares owned by customers of the selling agent or, if applicable, BRIL. This amount is shown as service in the Statement of Operations.

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2014	21

Notes to Financial Statements (continued)

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Trust reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and trustee in the Statement of Operations

6. Purchases and Sales:

Purchases and sales of investments excluding short-term securities for the six months ended June 30, 2014, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$513,204	$47,887,318	*
U.S. Government Securities	—	$275,622

*	Including paydowns.

7. Income Tax Information:

It is the Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitationson the Trust’s U.S. federal tax returns remains open for each of the four years ended December 31, 2013. The statutes of limitations on the Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trust’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

The tax character of distributions paid during the six months ended June 30, 2014 and fiscal year ended December 31, 2013 was as follows:

	6/30/14	12/31/13
Liquidating[1]	$13,763,632	$67,255,205

[1]

Liquidating distributions typically represent a non-taxable return of capital to the extent of a shareholder’s tax basis, after which additional liquidating distributions are typically classified as capital gains.

As of June 30, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$75,359,630

Gross unrealized appreciation	$3,946,763
Gross unrealized depreciation	(1,170,968)

Net unrealized appreciation	$2,775,795

8. Borrowings:

For the six months ended June 30, 2014, the daily weighted average interest rates from reverse repurchase agreements, was 0.35%.

9. Concentration, Market, Credit and Liquidity Risk:

In the normal course of business, the Trust invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Trust may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trust; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Trust may be exposed to counterparty credit risk, or the risk that an entity with which the Trust has unsettled or open transactions may fail to or be unable to perform on its commitments. The Trust manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trust to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trust’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Trust.

22	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2014

Notes to Financial Statements (concluded)

The Trust invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed income markets. See the Schedule of Investments for these securities and/or derivatives. Changes in market interest rates or economic conditions, including the Federal Reserve’s decision in December 2013 to taper its quantitative easing policy, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trust may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Trust invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

10. Capital Share Transactions:

The Trust is authorized to issue an unlimited number of shares, par value $0.001 per share. The shares were sold at net asset value plus an initial sales charge not to exceed 2.50% of the offering price.

Offering Costs: Offering costs totaling $4,462,588, including $3,835,938 in estimated trail commissions to be paid over the life of the Trust, have been charged to paid-in capital. Under U.S. GAAP, the Trust’s estimated amount of trail commissions is considered to be an offering cost that is to be charged to paid-in capital upon the sale of the Trust’s shares. This accounting treatment differs from the treatment originally described in the Trust’s offering document, which presented trail commissions as a period expense. For the six months ended June 30, 2014, estimated trail commissions of $58,400 were credited to paid-in-capital.

The Trust may choose to conduct annual tender offers for up to 25% of its shares then outstanding in the sole discretion of its Board. In a tender offer, the Trust repurchases outstanding shares at the Trust’s net asset value on the last day of the offer. In any given year, the Manager may or may not recommend to the Board that the Trust conduct a tender offer. Accordingly, there may be years in which no tender offer is made.

For the six months ended June 30, 2014 and the year ended December 31, 2013, the Trust conducted repurchase offers as summarized in the following table:

	Number of Shares Tendered	Number of Shares Repurchased
6/30/14	49,500	45,410
12/31/13	56,925	46,139

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Trust through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2014	23

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Fixed Income Value Opportunities (the “Trust”) met in person on May 9, 2014 (the “May Meeting”) and June 5-6, 2014 (the “June Meeting”) to consider the approval of the Trust’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor. At the June Meeting, it was noted that the sub-advisory agreement among the Manager, BlackRock Financial Management, Inc. and the Trust would expire effective July 1, 2014. It was also noted that the non-renewal of the sub-advisory agreement would not result in any change in the nature or quality of services provided to the Trust, or in the portfolio management team that serves the Trust. The Manager is referred to herein as “BlackRock.”

Activities and Composition of the Board

The Board consists of eleven individuals, nine of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established six standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, an Executive Committee, and a Leverage Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee and the Leverage Committee, each of which also has one interested Board Member).

The Advisory Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Advisory Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Advisory Agreement. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Trust by BlackRock, its personnel and its affiliates, including, as applicable, investment management, administrative, and shareholder services; oversight of fund service providers; marketing services; risk oversight; compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Advisory Agreement, including the services and support provided by BlackRock to the Trust and its shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Trust for services such as marketing and distribution and call center; (c) Trust operating expenses and how BlackRock allocates expenses to the Trust; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Trust’s investment objective, policies and restrictions, and meeting new regulatory requirements; (e) the Trust’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties); investment professional investment in funds they manage; and management fee levels and breakpoints. The Board further discussed with BlackRock: BlackRock’s management structure; portfolio turnover; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the Trust; services provided to the Trust by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Advisory Agreement

The Approval Process: Prior to the May Meeting, the Board requested and received materials specifically relating to the Advisory Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the May Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Trust fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Trust as compared with a peer group of funds as determined by Lipper1; (b) information on the profits realized by BlackRock and its

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

24	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2014

Disclosure of Investment Advisory Agreement (continued)

affiliates pursuant to the Advisory Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients and open-end funds, under similar investment mandates, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Trust to BlackRock and (g) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At the May Meeting, the Board reviewed materials relating to its consideration of the Advisory Agreement. As a result of the discussions that occurred during the May Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

At the June Meeting, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust for a one-year term ending June 30, 2015. In approving the continuation of the Advisory Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Trust and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Trust; (d) the Trust’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Trust; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Trust shares and securities lending, services related to the valuation and pricing of Trust portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Trust and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock:

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Trust. Throughout the year, the Board compared Trust performance to the performance of a comparable group of closed-end funds and/or the performance of a relevant benchmark, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Trust’s portfolio management team discussing the Trust’s performance and the Trust’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Trust’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Trust’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Trust. BlackRock and its affiliates provide the Trust with certain services (in addition to any such services provided to the Trust by third parties) and officers and other personnel as are necessary for the operations of the Trust. In particular, BlackRock and its affiliates provide the Trust with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) preparing periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain closed-end funds; and (viii) performing other administrative functions necessary for the operation of the Trust, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Trust and BlackRock:

The Board, including the Independent Board Members, also reviewed and considered the performance history of the Trust. In preparation for the May Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with reports independently prepared by Lipper, which included a comprehensive analysis of the Trust’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance, based on net asset value

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2014	25

Disclosure of Investment Advisory Agreement (continued)

(NAV), of the Trust as compared to other funds in its applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight Committee regularly review, and meet with Trust management to discuss, the performance of the Trust throughout the year.

The Board noted that for the one-year, three-year and since-inception periods reported, the Trust ranked in the third, fourth and fourth quartiles, respectively, against its Lipper Performance Universe. The Board also noted that certain performance target comparisons have also been utilized for the Trust. The Board further noted that the Trust is scheduled to terminate on or before December 31, 2014, and as such, maintains a low duration along with a high liquidity profile.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Trust:

The Board, including the Independent Board Members, reviewed the Trust’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Trust’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Trust. The Board reviewed BlackRock’s profitability with respect to the Trust and other funds the Board currently oversees for the year ended December 31, 2013 compared to available aggregate profitability data provided for the prior two years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Trust by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Trust and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Trust. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Advisory Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Trust in contrast to what is required of BlackRock with respect to other products with similar investment objectives across the open-end fund, ETF, closed-end fund and institutional account product channels, as applicable.

The Board noted that the Trust’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the fourth and third quartiles, respectively, relative to the Expense Peers. The Board determined that the Trust’s total expense ratio was appropriate in light of the median total expense ratio paid by the Expense Peers.

D. Economies of Scale:

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Trust increase. The Board also considered the extent to which the Trust benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Trust to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Trust.

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception. The Board noted that only one closed-end fund in the Fund Complex has breakpoints in its advisory fee structure.

E. Other Factors Deemed Relevant by the Board Members:

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Trust, both

26	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2014

Disclosure of Investment Advisory Agreement (concluded)

tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Trust, including securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Advisory Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included completion of the refinancing of auction rate preferred securities; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a com-

prehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the refinancing efforts related to auction rate preferred securities; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust for a one-year term ending June 30, 2015. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Advisory Agreement were fair and reasonable and in the best interest of the Trust and its shareholders. In arriving at its decision to approve the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Trust reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2014	27

Officers and Trustees

Richard E. Cavanagh, Chairman of the Board and Trustee

Karen P. Robards, Vice Chairperson of the Board,
Chairperson of the Audit Committee and Trustee

Paul L. Audet, Trustee

Michael J. Castellano, Trustee and Member of the Audit Committee

Frank J. Fabozzi, Trustee and Member of the Audit Committee

Kathleen F. Feldstein, Trustee

James T. Flynn, Trustee and Member of the Audit Committee

Henry Gabbay, Trustee

Jerrold B. Harris, Trustee

R. Glenn Hubbard, Trustee

W. Carl Kester, Trustee and Member of the Audit Committee

John M. Perlowski, President and Chief Executive Officer

Brendan Kyne, Vice President

Robert W. Crothers, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Charles Park, Chief Compliance Officer and Anti-Money Laundering Officer

Janey Ahn, Secretary

Effective June 6, 2014, Brian Kindelan resigned as Chief Compliance Officer and Anti-Money Laundering Officer of the Trust and Charles Park became Chief Compliance Officer and Anti-Money Laundering Officer of the Trust. Mr. Park joined BlackRock in 2009 and is the current Global Chief Compliance Officer of the BlackRock iShares exchange traded funds.

Effective June 13, 2014, John Vibert is no longer a named portfolio manager of FIVO. John Burger, Tom Musmanno, Mark Warner and James Keenan continue as the portfolio managers of FIVO.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Sub-Advisor BlackRock Financial Management, Inc. New York, NY 10055	Administrator and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Custodian The Bank of New York Mellon New York, NY 10286

Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP New York, NY 10036	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

28	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2014

Additional Information

General Information

The Trust does not make available copies of its Statement of Additional Information because the Trust’s shares are not continuously offered, which means that the Statement of Additional Information of the Trust has not been updated after completion of the Trust’s offerings and the information contained in the Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trust’s investment objectives or policies or the Trust’s charter or by-laws that were not approved by the shareholders or in the principal risk factors associated with investment in the Trust. Other than as disclosed on page 28, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust’s portfolio.

Quarterly performance, semi-annual and annual reports and other information regarding the Trust may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trust and does not, and is not intended to, incorporate BlackRock’s website into this report.

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Trust’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Trust’s electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trust will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Trust at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trust’s Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 882-0052; (2) at http://www.blackrock.com; (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trust votes proxies relating to securities held in the Trust’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http:// www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trust on a monthly basis on its website in the “Closed-end Funds” section of www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Trust. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trust and does not, and is not intended to, incorporate BlackRock’s website in this report.

BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2014	29

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Section 19(a) Notice

These reported amounts and sources of distributions are estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Trust’s investment experience during the year and may be subject to changes based on the tax regulations. The Trust will provide a Form 1099-DIV each calendar year that will explain the character of these dividends and distributions for federal income tax purposes.

June 30, 2014
Total Fiscal Year-to-Date Cumulative Distributions by Character				Percentage of Fiscal Year-to-Date Cumulative Distributions by Character

Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
—	—	$101.09	$101.09	—	—	100%	100%

The Trust estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Trust is returned to the shareholder. A return of capital does not necessarily reflect the Trust’s investment performance and should not be confused with ‘yield’ or ‘income.’

30	BLACKROCK FIXED INCOME VALUE OPPORTUNITIES	JUNE 30, 2014

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

FIVO-6/14-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –

Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies
(a) Not Applicable to this semi-annual report (b) Effective June 13, 2014, John Vibert was removed as a Portfolio Manager.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Fixed Income Value Opportunities

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Fixed Income Value Opportunities

Date: September 3, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Fixed Income Value Opportunities

Date: September 3, 2014

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Fixed Income Value Opportunities

Date: September 3, 2014

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